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Seventh Amendment to Credit Agreement.doc

                                                                 Exhibit 10.72.7

                   THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT is made as of August 28, 2002 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company that is a signatory hereto or that, pursuant to Section 9.1.20(b) of the Credit Agreement (as hereinafter defined), shall become a party hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and the Subsidiary Guarantors, collectively with the Company, are sometimes hereinafter referred to as the "Obligors"); each of the lenders that is a signatory hereto or that, pursuant to
Section 12.6(b) of the Credit Agreement, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and FLEET NATIONAL BANK, a national banking association and successor by merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent").

                                    RECITALS

         A. The Company, the Subsidiary Guarantors, the Lenders and the Syndication Agent entered into a Credit Agreement dated August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000, a second amendment thereto dated in or about August, 2001, a third amendment thereto dated in or about November, 2001, a fourth amendment thereto dated as of November 28, 2001, a fifth amendment thereto dated as of March 28, 2002 and a sixth amendment thereto dated as of July 31, 2002 (collectively, the "Credit Agreement").

         B. The Company, the Syndication Agent and the Lenders have agreed to make certain amendments to the Credit Agreement, subject to and in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.

         2.       Amendments to Credit Agreement.

                  (a) The definition of the term "Applicable Margin" appearing in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Applicable Margin" shall mean, (i) with reference to Revolving Credit Loans that are Base Rate Loans, an amount in excess of the Base Rate equal to 2.50%, and (ii) with reference to Revolving Credit Loans that are LIBOR Loans, an amount in excess of the LIBOR Rate equal to 4.00%.

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               (b) The definition of the term "Borrowing Base" appearing in
Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Borrowing Base" shall mean at any time the lesser of:

                   (i)  85% of the Qualified Accounts; and

                   (ii) $11,810,536.

               (c) The definition of the term "Revolving Credit Commitment Termination Date" appearing in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Revolving Credit Commitment Termination Date" shall mean the Business Day immediately preceding September 30, 2002.

               (d) Section 2.11.1(i) of the Credit Agreement is hereby amended to read in its entirety as follows (changes from the Credit Agreement are indicated in bold-face type):

               (i) The issuance by the Letter of Credit Issuer of each Letter of Credit shall, in addition to the conditions precedent set forth in
         Section 7 hereof, be subject to the conditions precedent that (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the Letter of Credit Issuer consistent with its then current practices and procedures with respect to letters of credit of the same type, (ii) such Letter of Credit shall have an expiration date no later than thirty (30) days after the Revolving Credit Commitment Termination Date and (iii) the Company shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Letter of Credit Issuer shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control.

         3. Fees. Concurrently herewith, the Company has paid to the Syndication Agent the following fees:

               (a) An extension fee of $50,000, to be distributed by the Syndication Agent to the Lenders on a pro rata basis.

               (b) A letter of credit extension fee of $15,022.06 (equal to 4% per annum of the aggregate face amount of all outstanding Letters of Credit, pro rated to reflect the extensions of the expiration dates of such Letters of Credit for sixty (60) days as contemplated hereby), to be distributed by the Syndication Agent to the Letter of Credit Issuers on a pro rata basis based upon the face amounts of the outstanding Letters of Credit.

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         4. Guaranty Reaffirmation. The Subsidiary Guarantors hereby acknowledge and agree to the amendments to the Credit Agreement effected by this Agreement. Each of the Subsidiary Guarantors hereby reaffirms all of the terms and conditions of the guaranty set forth in Section 6 of the Credit Agreement and agrees that such guaranty is applicable to all of the Guaranteed Obligations, as amended by this Agreement. The Subsidiary Guarantors hereby acknowledge and agree that they have no defenses, offsets or counterclaims with respect to the Guaranteed Obligations and hereby waive and release all claims against the Syndication Agent and the Lenders with respect thereto.

         5. Representations, Warranties and Other Covenants. In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, each Obligor hereby represents and warrants to the Syndication Agent and the Lenders that:

            (a) All of the representations and warranties of the Obligors set forth in the Credit Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

            (b) No Default or Event of Default presently exists and is continuing on and as of the date hereof.

            (c) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

            (d) Each Obligor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligors to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is a party has been duly executed and delivered by such Obligors and is the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

            (e) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which any Obligor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

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               (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery, performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

            6. Syndication Agent's Costs. The Company shall on demand reimburse the Syndication Agent for all of its out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement, the transactions referenced herein and the administration of the facilities described in the Credit Agreement. The Company hereby authorizes the Syndication Agent to charge the Company's account(s) with the Syndication Agent (or its affiliate) in the amount of such out-of-pocket costs.

            7. No Change. Except as expressly set forth herein or modified hereby, all of the terms and provisions of the Credit Agreement and the other Basic Documents are hereby reaffirmed in their entirety and shall continue in full force and effect.

            8. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

            9. No Defenses. The Company hereby acknowledges and agrees that it has no defenses, offsets or counterclaims with respect to its obligations under the Credit Agreement, the Notes, the other Basic Documents and the Operative Documents and hereby waives and releases all claims against the Syndication Agent and the Lenders with respect thereto.

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         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the date set forth on the first page hereof.

                              CORRECTIONAL SERVICES CORPORATION,
                              a Delaware corporation

                              By:  /s/  Bernard A. Wagner
                                 ----------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer

                              YOUTH SERVICES INTERNATIONAL, INC.,
                              a Maryland corporation

                              By:  /s/  Bernard A. Wagner
                                 ----------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                              FF&E, INC., a New Jersey corporation


                              By:  /s/  Bernard A. Wagner
                                 ----------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                              YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation

                              By:  /s/  Bernard A. Wagner
                                 ----------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                       (Signatures continued on next page)

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                              YOUTH SERVICES INTERNATIONAL HOLDINGS, INC.,
                              a Delaware corporation


                              By:  /s/  Bernard A. Wagner
                                 ----------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer



                              YOUTH SERVICES INTERNATIONAL REAL PROPERTY
                              PARTNERSHIP, LLP, a Maryland limited liability partnership


                              By:  /s/  Bernard A. Wagner
                                 ----------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer



                              YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC., a Maryland corporation

                              By:  /s/  Bernard A. Wagner
                                 ----------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer



                              YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation

                              By:  /s/  Bernard A. Wagner
                                 ----------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer



                       (Signatures continued on next page)

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                              YOUTH SERVICES INTERNATIONAL OF TEXAS, INC.,
                              a Texas corporation


                              By:  /s/ Bernard A. Wagner
                                 -----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                              YSI OF CENTRAL IOWA, INC.,
                              an Iowa corporation


                              By:  /s/ Bernard A. Wagner
                                 -----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer



                              YOUTH SERVICES INTERNATIONAL OF IOWA, INC., a Maryland corporation


                              By:  /s/ Bernard A. Wagner
                                 -----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                              YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC., a Michigan corporation


                              By:  /s/ Bernard A. Wagner
                                 -----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer



                       (Signatures continued on next page)

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                              YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC.,
                              a Missouri corporation


                              By:  /s/ Bernard A. Wagner
                                 -----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                              CSC MANAGEMENT DE PUERTO RICO, INC.,
                              a Puerto Rico corporation


                              By:  /s/ Bernard A. Wagner
                                 -----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                              FLEET NATIONAL BANK,
                              as the Syndication Agent and a Lender


                              By:_______________________________________________
                                    Name:
                                    Title:


                              SUNTRUST BANK, NASHVILLE, N.A.,
                              as a Lender


                              By:_______________________________________________
                                    Name:
                                    Title:


                              BANCO POPULAR NORTH AMERICA,
                              as a Lender


                              By:_______________________________________________
                                    Name:
                                    Title:

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